BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK







Annual Shareholders Meeting

May 20, 2010

Daniel P. Myers
President
Chief Executive Officer

Allan C. Kramer, M.D.
Chairman

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

Forward Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

BRIDGE CAPITAL HOLDINGS


BRIDGE BANK



CHAIRMAN'S COMMENTS



Allan C. Kramer, M.D.
Chairman

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

Board of Directors



Allan C. Kramer, M.D.
Chairman
Investor



Daniel P. Myers
President & CEO
Bridge Bank, N.A.
Bridge Capital Holdings



Thomas M. Quigg
Vice Chairman
Investor



Richard M. Brenner
The Brenner Group, Inc.



Owen Brown
Owen Brown Enterprises, Ltd.



David V. Campbell
Costella Kirsch, Inc.



Howard N. Gould
Carpenter Community BancFund



Robert P. Latta
Wilson Sonsini Goodrich & Rosati



Barry A. Turkus
B.T. Commercial

BRIDGE CAPITAL HOLDINGS


BRIDGE BANK













Daniel P. Myers
President
Chief Executive Officer

SHAREHOLDER BRIEFING

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

The Environment

SIGNS OF STABILITY:

- Residential Real Estate
- Technology Sector

AREAS OF CONCERN:

- Unemployment
- Commercial Real Estate
- Venture Capital Funding Levels
- Government
- Deleveraging

BRIDGE CAPITAL HOLDINGS

Strategies for Managing Through the Credit Cycle

2008

- **Proactive credit risk recognition and management driven by key operating philosophies**
  - **'Early Action – Early Out'**
  - **'First Loss – Best Loss'**
- **Supplemented capital for endurance and opportunity**
  - **$30 M private capital raise (CCBF preferred)**
  - **Accepted $23.8 M UST CPP capital**
- **Substantially increased ALLL (doubled in 2008)**

2009

- **Enhanced credit risk analytics, SAG, ERM**
- **Recognized conservative marks on NPA's**
- **Aggressive disposition of problem assets**
- **80% reduction in CRE / L&C exposures**

Capital for Endurance & Opportunity



@3-31-10
20%
16%
12%
8%
4%
TCE
Leverage
Tier 1 RBC
Total RBC
BBNK
Peer*
Reg Min

	BBNK	Peer
Tangible common equity ratio	10.09%	7.42%
Leverage	15.17%	9.38%
Tier 1 capital ratio	17.96%	12.88%
Total risk based capital	19.23%	14.35%

*Peer = US Public Banks $500M-$1.5B TA; SNL, as of March 31, 2010

Growth in a Tough Environment



Average Total Assets ($M)
$465.9
$606.5
$750.5
$832.0
$868.2
$843.8
2005
2006
2007
2008
2009
1Q10

- Core deposit driven
- Purely organic growth

Focus on Core Funding Sources



Deposit Mix
$ millions
(EOP)
$800
$600
$400
$200
$-
39.6%
30.8%
29.6%
34.1%
47.3%
49.7%
2005
2006
2007
2008
2009
1Q10
Noninterest-bearing demand
Interest-bearing demand
Money market and savings
Certifcates of deposit

- 91% Core Deposits

BRIDGE CAPITAL HOLDINGS

High Quality Business

Net Interest Margin



8%
7%
6%
5%
4%
3%
2%
1%
0%
2005
2006
2007
2008
2009
1Q10
BBNK
BAC
WFC
CMA
SIVB
HTBK
5.05%
Peer* Average 3.73%

= *US Public Banks $500M-$1.5B TA; SNL as of March 31, 2010

Highly Effective Revenue Generation



Revenue Per Employee ($000)
$350
$300
$250
$200
$150
$100
2003
2004
2005
2006
2007
2008
2009
284
190
BBNK Revenue/Employee 149% of Peer* Group Avg
BBNK Rev/Empl
Peer Group*Rev/Empl

*= Average Rev/Empl of US Public Banks $500M-$1.5B TA; SNL as of March 31, 2010

BRIDGE CAPITAL HOLDINGS

Loan Portfolio Breakdown

BBNK RE = 43% (57% Non-RE)

Peer* RE = 80% (20% Non-RE)

@ 3-31-10



ABL/F
15%
Tech
18%
SBA
10%
Other
5%
C&I- non RE
24%
CRE
21%
Land
2%
Construction
6%

*US Public Banks $500M-$1.5B TA; SNL as of March 31, 2010

BRIDGE CAPITAL HOLDINGS

Ranked #1 for Largest C&I Portfolio

(Non-Real Estate)

Community Banks with Largest C&I Loan Portfolios

On Dec. 31, 2009. Dollars in thousands
Published April 19, 2010

Rank		Commercial and industrial loans Dec. 31	Year earlier	Change	Total loans and leases
1	Bridge Bank San Jose	$314,042	$359,110	-12.5%	$574,989
2	Western National Bank Odessa, Tex.	302,613	335,690	-9.9	617,701
3	Main Street Bank Kingwood, Tex.	259,204	97,874	164.8	398,170
4	Park Bank Milwaukee	258,249	254,685	1.4	655,870
5	State Bank of India (California) Los Angeles	212,408	166,272	27.7	615,482
6	Sovereign Bank Dallas	208,095	208,271	-0.1	533,966
7	American Trust & Savings Bank Dubuque, Iowa	200,068	198,063	1.0	656,043
8	Park Cities Bank Dallas	185,615	200,329	-7.3	639,205
9	Atlantic Capital Bank Atlanta	185,015	165,542	11.8	584,129
10	MidSouth Bank Lafayette, La.	184,576	199,903	-7.7	585,260
11	Bank of the West El Paso	182,530	174,258	4.7	549,445
12	Citywide Banks Aurora, Colo.	180,747	184,015	-1.8	623,559
13	First International Bank & Trust Watford City, N.D.	176,594	173,949	1.5	712,095
14	Bank of Tampa	172,131	198,265	-13.2	649,198
15	River Valley Bank Wausau, Wis.	168,243	175,847	-4.3	773,213
16	Salin Bank and Trust Co. Indianapolis	164,896	154,758	6.6	598,570
17	Alliance Bank St. Paul	158,882	196,128	-19.0	566,769
18	1st Constitution Bank Cranbury, N.J.	158,351	140,022	13.1	401,461
19	Heritage Oaks Bank Paso Robles, Calif.	157,270	157,674	-0.3	736,341
20	Crown Bank Edina, Minn.	154,435	144,161	7.1	241,572
21	Tower Bank & Trust Co. Fort Wayne, Ind.	153,795	168,906	-8.9	531,176
22	Chesapeake Bank Kilmarnock, Va.	149,428	134,350	11.2	392,179
23	North Side Bank & Trust Co. Cincinnati	149,368	139,554	7.0	364,519

Source: American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

Construction & Land Outstanding as a % of Regulatory Capital



$160
$140
$120
$100
$80
$60
$40
$20
$0
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
176.7%
110.1%
100.4%
80.9%
56.6%
45.2%
40.5%
28.0%
36.7%
37.7%
38.6%
$41.1
$22.8
$19.4
$14.2
$13.5
$14.8
$13.3
$12.8
$12.7
$12.7
$12.2
$101.0
$105.3
$97.8
$79.7
$52.9
$38.2
$34.1
$20.6
$31.1
$32.3
$34.3
Regulatory Guidance Threshold 100%
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
% of Regulatory Capital
Land
Construction

Const & Land Breakdown (8%)

Const Reduced: 70%*

Land Reduced: 81%*

Total Loan Portfolio



Land
(% of Total Loans)
(2%)



Commercial,
0.6%
Residential land 5+, 0.4%
Residential land 1-4, 1.1%

Construction
(% of Total Loans)
(6%)



Commercial 5+,
0.9%
Residential 1-4,
1.2%
Residential 5+,
1.2%
Commercial 1-4,
2.6%

* = Amount of Commitments Reduced from June 30, 2008 to March, 2010

All percentages stated as percent of total loan portfolio

Total CRE Outstanding as a % of Regulatory Capital



$240
$210
$180
$150
$120
$90
$60
$30
$0
300.0%
270.0%
240.0%
210.0%
180.0%
150.0%
120.0%
90.0%
60.0%
30.0%
0.0%
263.3%
173.9%
158.5%
142.1%
112.3%
100.8%
102.7%
101.2%
95.9%
97.4%
95.6%
Regulatory Guidance Threshold 300%
Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10
Land: $41.1 $22.8 $19.4 $14.2 $13.5 $14.8 $13.3 $12.8 $12.7 $12.7 $12.2
Construction: $101.0 $105.3 $97.8 $79.7 $52.9 $38.2 $34.1 $20.6 $31.1 $32.3 $34.3
Other CRE: $69.7 $74.3 $67.8 $71.0 $65.3 $65.2 $72.9 $87.4 $70.6 $71.2 $68.7
% of Regulatory Capital
Land
Construction
Other CRE

CRE Breakdown (21%)

	Current	@ origination
LTV =	58%*	52%**
DSC =	1.58x*	1.66x**
CAP =	6.7%*	6.5**

44% = Owner Occupied (clients)

56% = Investor (clients)



Com, Other
4.7%
Com, Retail
4.2%
Com, Medical
0.8%
Cons, 1-4 SFR
1.9%
Cons, 5+ Multi
0.7%
Ag
1.1%
Com, Industrial
3.3%
Com, Light Ind
1.2%
Com, Office
3.0%

•= LTV, DSR, CAP = CRE portfolio weighted averages for Q1 2010

** = LTV, DSR, CAP = CRE portfolio weighted averages at loan origination

Signs of Credit Quality Improvement


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2.81%
2.36%
2.25%
1.78%
3.76%
3.21%
4.47%
3.55%
4.84%
3.84%
2.95%
2.79%
2.26%
2.31%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
NPL/Total Loans
NPA/Total Assets

Reserves Remain High While Credit Losses Trend Lower



NCO/Total Loans (Annualized)
ALLLR/Loans
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.76%
PEER* (ALLL/Loans)
2.09%
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10

* = SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of March 31, 2010

Net Income & EPS

($000, except per diluted share amounts)



EPS
$1,505
$0.24
$3,037
$0.46
$5,725
$0.85
$8,634
$1.27
$10,866
$1.57
-$7,341
($1.15)
$1,435
-$2,768
($0.42)
$365
-$695
($0.11)
Preferred Dividends
2003
2004
2005
2006
2007
2008
2009
1Q10

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

BRIDGE CAPITAL HOLDINGS

2009 Summary

- Operating profit of $1.4 million
- 4% Growth of total assets
- Improved credit quality
  - NPAs declined to 2.79% from 3.55%
  - Significant reductions of exposure to land & construction
  - NCO & loss provisioning down significantly from 2008
- +300 New business clients
- Improved mix of core deposits – 47% DDA
- Maintained NIM at 4.6%
- Signs of Improving loan demand

Q1 2010 Summary

- Operating profit of $0.4 million
- Continued strong growth in core deposits
- Improving credit quality
  - NPAs declined to 2.31% from 2.79% in Q4 '09
  - NCOs remained stable at 0.19% (0.76% Annualized)
- +90 New business clients
- NIM expanded to 5.05% from 4.68% in Q4 '09
- Improving loan demand
- Conversion of CCBF Preferred to Common

Market Response to Strategy



1 Year
05/19/10
$11.50
10.50
9.50
9.00
8.50
8.00
7.50
7.00
6.50
6.00
5.50
5.00
BBNK
+78%*
*=Increase of BBNK NASDAQ close price 5-19-09 to 5-19-10.
SOURCE: nasdaq.com
Jun Jul Aug Sep Oct Nov Dec 2010 Feb Mar Apr May
Volume
EDGAROnline
190.64 Th
158.87
127.10
95.32
63.55
31.77
Jun Jul Aug Sep Oct Nov Dec 2010 Feb Mar Apr May

Click on the chart to view the underlying data.

BRIDGE CAPITAL HOLDINGS

Executive Officers and Division Managers



Daniel P. Myers
President & CEO



Timothy W. Boothe
Executive Vice President
Chief Operating Officer



Margaret M. Bradshaw
Executive Vice President
Chief Banking Officer



Thomas A. Sa
Executive Vice President
Chief Financial Officer
Chief Risk and Strategy Officer



Allen G. Williams
Executive Vice President
Chief Credit Officer



Ralph W. Barnett
Executive Vice President
SBA & Commercial Real Estate Banking



Lori Edwards
Executive Vice President
Special Assets Group



Michael J. Field
Executive Vice President
Technology Banking



Jeannie Kao
Executive Vice President
International Banking



Emily Ruvalcaba
Executive Vice President
Corporate Banking Division

BRIDGE CAPITAL HOLDINGS

Why Are We Different?

BRIDGE BANK

A business banking franchise that is the

Professional Business Bank of Choice

for small and middle market companies, and emerging technology businesses in the markets we serve

- Relationship business banking focus
- True business line diversification

  commercial/industrial • technology • structured finance • cash management • international trade services • CRE/construction
- Positioned to endure economic cycle
- Solid core business despite significant headwinds
- Early & proactive risk recognition and management

BRIDGE CAPITAL HOLDINGS

Effective Value Proposition


Highly **EXPERIENCED** credentialed and disciplined **BANKERS**
Competitive **PRODUCTS** and **SERVICES** through channel partner relationships
SIMPLIFIED customer experience.
SOPHISTICATED business banking.
Outsourced **BANKING TECHNOLOGY** comparable to large national mega banks

BRIDGE CAPITAL HOLDINGS

Bridge Bank Franchise

- Funding-driven approach to building the business
- Experienced management team
- Disciplined execution of our business plan
  - No subprime, GSE, CDO, SIV exposure
  - Reduced exposure to CRE, construction and land
- Full range of corporate banking products delivered through experienced advisors
- Unique & effective use of banking technology
- Attractive Silicon Valley market and other expansion opportunities
- Ranked No. 1 for largest non-real estate C&I portfolio[1]

[1] American Banker Magazine, American Bankers Association, Published April 19, 2010; Independent banks with less than $1 billion of assets.

BRIDGE CAPITAL HOLDINGS

Core Market


California

REGIONAL OFFICES

- San Jose (Main)
- Palo Alto (branch)
- East Bay (C&I)

TECH BUSINESS OFFICES

- San Francisco
- Orange County
- Dallas, TX
- Reston, VA

Core Region – Silicon Valley*

- San Jose 10th largest US city[1]
- 5 million regional population
- Among highest median family and per capita incomes in US[2]
- $107b deposit market[3]
- Largest concentration of technology company formation and finance in the world[1]
- Silicon Valley represents 32% of US venture capital investment ($1.5b Q1 '10)[4]

*:Silicon Valley Region = Santa Clara, San Mateo, San Francisco, and Alameda Counties

[1] San Jose/Silicon Valley Chamber of Commerce March 2010

[2] US Census/HUD CRA/HMDA Report 2009

[3] FDIC data at June 30, 2009

[4] National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

Significant Market Opportunity


% Deposits
Santa Clara,
San Mateo,
Alameda
Counties
Silicon Valley Region Deposits:
$107.0b
30%
25%
20%
15%
10%
5%
0%
24.98%
24.93%
7.78%
7.00%
6.62%
3.80%
3.24%
2.84%
2.75%
1.31%
0.96%
0.66%
BofA
Wells
Chase
Citibank
SVB
Comerica
B of West
US Bank
Union
UCBH
Heritage
BRIDGE BANK

Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, and Merrill to BofA

Source: FDIC; as of June 30, 2009

BRIDGE CAPITAL HOLDINGS

Positioned to Benefit From Potential Tailwinds

- Utilization rates on LOC at low ebb
  - Have continued to add new commitments
  - Utilization currently in the range of 30-35%
  - As economy improves rate could move above 50%
- Natural asset-sensitivity
  - Positioned for rising rate environment
  - Ready funding source for increased loan demand
- Lower levels of credit stress
  - Potential recoveries
  - Normalizing/lowering of workout costs
- Leverage operating infrastructure

BRIDGE CAPITAL HOLDINGS

Go-Forward Strategy

- Attract new business relationships
- Acquire primary DDA deposit balances
- Issue new credit commitments
- Fund loans as clients draw down commitments
- Maintain asset quality
- Leverage existing infrastructure

BRIDGE CAPITAL HOLDINGS

Investment Summary

- Improving fundamentals provide strong foundation for increasing profitability
  - Growing core deposit franchise
  - Increasing loan demand
  - Improved operating leverage
  - Expanding net interest margin
- Improving credit quality with minimal exposure to CRE
- Strong capital position provides opportunity to pursue attractive growth opportunities in our markets
- Increasing presence in market with attractive long-term growth potential

BRIDGE CAPITAL HOLDINGS

BRIDGE BANK VERSION 10.0

- Core Banking System Conversion & Upgrade
- On-Line Internet Banking Upgrade
- Web Site Upgrade
- Client Account & Services Portal


BRIDGE BANK
VERSION 10.0

- International Electronic Payments
- Certified Bay Area Green Business
- eReports, Board Books & Internal Communications
- Bank Intranet

Thank You / Q & A



A Solid Foundation
builds a solid future.
Unlike Wall Street investment banks, Bridge Bank is locally founded, locally funded, and locally managed.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.®
SAN JOSE • PALO ALTO • SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM



Stimulus Packages
for your business
Your SBA Preferred Lender and SBA financing specialist since 2002.
Build your business with a low fee SBA loan from Bridge Bank.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.®
SAN JOSE • PALO ALTO • SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM